Exhibit 10.1

AMENDMENT NO. 8 dated as of February 5, 2016 (this “Amendment”), among ASPECT SOFTWARE PARENT, INC., a Delaware corporation (“Parent”), ASPECT SOFTWARE, INC., a Delaware corporation (the “Borrower”), DAVOX INTERNATIONAL HOLDINGS, LLC, a Delaware limited liability company (“Davox”), VOICEOBJECTS HOLDINGS INC., a Delaware corporation (“VoiceObjects”), VOXEO PLAZA TEN, LLC, a Delaware limited liability company (“Voxeo”), the LENDERS and the ISSUING BANK party hereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), to the CREDIT AGREEMENT dated as of May 7, 2010 (as amended by that certain Amendment No. 1, dated as of November 14, 2012, that certain Incremental Facility Amendment, dated as of July 2, 2013, that certain Amendment No. 3 dated as of May 6, 2014, that certain Amendment No. 4 dated as of May 14, 2014, that certain Amendment No. 5 dated as of May 21, 2014, that certain Amendment No. 6 dated as of May 28, 2014, and that certain Amendment No. 7 dated as of November 7, 2014, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, the Borrower, the Lenders and the Issuing Bank party thereto, the Administrative Agent (as successor to JPMorgan Chase Bank, N.A., in such capacity), the other agents party thereto and certain affiliates of the Borrower which are no longer parties to the Credit Agreement. Capitalized terms used herein shall have the meanings ascribed to them herein or if not defined herein shall have the meaning provided in the Credit Agreement.
WHEREAS, pursuant to the Credit Agreement, the Lenders have made Term Loans, Revolving Commitments and/or Revolving Loans, as applicable, to the Borrower on the terms and subject to the conditions set forth therein; and
WHEREAS, Parent, the Borrower, the Administrative Agent and the Lenders and the Issuing Bank party hereto desire to amend the Credit Agreement to effect the amendments set forth herein.
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. Amendments.
(a)Section 1.01 of the Credit Agreement is hereby amended by replacing in its entirety the definition of the term “Interest Payment Date” with the following definition:
“Interest Payment Date” means (a) with respect to any Loan (including, for the avoidance of doubt, each Eurodollar Loan), the last Business Day of each calendar month and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowings of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than one month’s duration, each day prior to the last day of such Interest Period that occurs at intervals of one month’s duration after the first day of such Interest Period.
(b)Section 1.01 of the Credit Agreement is hereby amended by replacing in its entirety the definition of the term “Revolving Maturity Date” with the following definition:
“Revolving Maturity Date” means March 8, 2016.

SECTION 2. Financial Covenants Testing. Effective as of the Amendment Effective Date (as defined below), compliance by the Borrower with the covenants under Sections 6.12, 6.13 and 6.14 of the Credit Agreement, in each case, with respect to the period of four consecutive fiscal quarters of Parent ended December 31, 2015, shall not be tested until, and shall be tested on, March 8, 2016 (it being understood that when so tested, compliance shall be determined for the period of four consecutive fiscal quarters of Parent ended December 31, 2015).
SECTION 3. Interest Rate.    Effective from and as of February 8, 2016, the Borrower hereby agrees that each percentage referenced in the definition of Applicable Rate in Section 1.01 of the Credit Agreement (other than those percentages referenced under the heading “Commitment Fee Rate” and with respect to the “Ratings Condition”) shall be increased by 200 basis points, which, for the avoidance of doubt, shall be payable in cash.
SECTION 4. Amendment Fee. As consideration for the consent of each Lender party hereto to this Amendment, the Borrower hereby agrees to pay to each such Lender an amendment fee (such amendment fee, the “Effective Date Amendment Fee”) in an aggregate amount equal to 0.55% of the sum of (i) the aggregate Revolving Commitments held by such Lender and (ii) the aggregate outstanding principal amount of the Tranche B Term Loans held by such Lender, in each case immediately prior to the Amendment Effective Date. The Effective Date Amendment Fee for each Lender shall be earned on the Amendment Effective Date and (1) 50% of the Effective Date Amendment Fee will be paid in cash on February 8, 2016 (the “Cash Amendment Fee”) to the Administrative Agent, for the account of such Lender, and the Administrative Agent shall pay each such fee received by the Administrative Agent pursuant to this paragraph to the Lender entitled thereto no later than February 9, 2016 or as promptly as practicable thereafter and (2) 50% of the Effective Date Amendment Fee will be added to the principal balance of the Loans held by such Lender on the Amendment Effective Date (the “PIK Amendment Fee”); provided, however, that the increase in the principal balance of the Loans resulting from the application of the PIK Amendment Fee shall not be taken in to consideration in determining the amortization payments to be made on March 31, 2016, pursuant to Section 2.10 of the Credit Agreement.
SECTION 5. Consultation.   As consideration for the consent of each Lender party hereto to this Amendment, the Borrower and each other Lender party hereto each individually agree to, during the period commencing on the Amendment Effective Date and ending on the earliest of (i) the consummation of a restructuring or reorganization of the Borrower, (ii) the repayment in full in cash of the Revolving Loans, or (iii) with respect to the Lenders party hereto only, March 8, 2016 (as the same may be extended with the prior written consent of each Lender party hereto) (the “Consultation Period”) in connection with any proposed Chapter 11 reorganization of the Loan Parties and/or debtor-in-possession financing to be incurred by the Loan Parties, which financing has the benefit of claims or Liens senior to or pari passu with the claims for and Liens securing the Revolving Exposures, under Title 11 of the United States Code or any other similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law, subject to the terms of any confidentiality agreement executed by any of such parties or other restrictions under applicable law, use commercially reasonable efforts to reasonably consult with any Revolving Lender that is not an Affiliate of the Borrower and that does not hold any claims or debt obligations against the Borrower or any of the Loan Parties other than those that arise under the Credit Agreement on such reorganization and/or financing, such reasonable consultation to include, without limitation, the reasonably prompt delivery of any bona fide term sheets for a reorganization, restructuring, asset sale and/or debtor-in-possession financing transaction that are received or distributed by the Loan Parties or the Lenders during the Consultation Period.
SECTION 6. Conditions Precedent to the Effectiveness of the Amendment. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction (or waiver by the Lenders party hereto) of the following conditions:
(a) The Administrative Agent shall have received counterparts of this Amendment (which may include facsimile or electronic transmission (including Adobe pdf file) of a signed signature page of this Amendment) that, when taken together, bear the signatures of Parent, the Borrower, Davox, VoiceObjects, Voxeo, the Required Lenders, each existing Revolving Lender, the Issuing Bank and the Administrative Agent.
(b)The representations and warranties of each Loan Party set forth in the Loan Documents (including this Amendment) that are qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct, and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case on and as of the effective date of this Amendment (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date).
(c)Immediately after giving effect to the effectiveness of this Amendment, no Default shall have occurred and be continuing.
(d)The PIK Amendment Fee shall have been added to the principal balance of the Loans held by each applicable Lender party hereto.
SECTION 7. Conditions Subsequent to Effectiveness of the Amendment. The amendments and other modifications to the Credit Agreement effected under Sections 1(b) and 2 hereof shall no longer be effective if any of the following conditions are not satisfied on or prior to February 8, 2016:
(a)The Borrower shall have deposited in immediately available funds in an amount equal to the sum of (x) 100% of the aggregate LC Exposure as of the Amendment Effective Date and (y) all accrued and unpaid interest and fees thereon as of the Amendment Effective Date (the “LC Cash Collateral Deposit”), in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders, which shall be held by the Administrative Agent as cash collateral for the LC Exposure of the Revolving Lenders; and immediately upon receipt of the LC Cash Collateral Deposit, each of the Borrower and the Lenders hereby agree that the aggregate Revolving Commitments shall be permanently reduced in accordance with Sections 2.08(b) and 2.08(c) of the Credit Agreement by an amount equal to the aggregate LC Exposure as of the Amendment Effective Date (and the Lenders hereby waive any requirement of prior notice with respect to such reduction of the Revolving Commitments).
(b)The Administrative Agent shall have received from the Borrower, for the account of each applicable Lender party hereto, the Cash Amendment Fee.
(c)The Borrower shall have reimbursed all expenses required to be reimbursed under Section 13 hereof.
SECTION 8. Representations and Warranties. Each of Parent, the Borrower and the other Loan Parties hereto hereby represents and warrants to the Administrative Agent and the Lenders party hereto that:
(a)Each of the Loan Parties has all corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment.
(b)The Amendment has been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of Parent, the Borrower and each other Loan Party, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)The representations and warranties of each Loan Party set forth in the Loan Documents (including this Amendment) that are qualified by “materiality”, “Material Adverse Effect” or similar language are true and correct, and the representations and warranties that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date).
(d)After giving effect to this Amendment, no Default exists or would result from the Amendment.
SECTION 9. Reaffirmation. Each of the Loan Parties hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby (a) reaffirms and confirms its guarantees, pledges, grants and other commitments and obligations, as applicable, under the Loan Documents to which it is party, (b) affirms and confirms its obligations to indemnify and other commitments and obligations under the Loan Documents to which it is a party, and (c) agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, (i) the Loan Documents to which it is a party, as amended supplemented and otherwise modified hereby, shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other obligations thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.
SECTION 10. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Parent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Parent, the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.
SECTION 11. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(a)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 12. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Parent, the Borrower, the Administrative Agent and each Lender party hereto.
SECTION 13. Expenses. The Borrower agrees to reimburse the Administrative Agent, the Issuing Bank and each Lender for their out-of-pocket expenses, including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender and PJT Partners Inc., in its capacity as financial advisor to certain Lenders, in connection with this Amendment, the enforcement or protection of its rights in connection with the Loan Documents, or in connection with the Loans made or Letters of Credit issued thereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
SECTION 14. Administrative Agent and Issuing Bank Acknowledgment and Release.
(a)The Administrative Agent and the Issuing Bank hereby acknowledge and agree that, upon the deposit with the Administrative Agent of the LC Cash Collateral Deposit, each Letter of Credit outstanding as of the Amendment Effective Date will have become subject to cash collateralization arrangements satisfactory to the Administrative Agent and the Issuing Bank.
(b)The Issuing Bank hereby agrees that, upon the deposit with the Administrative Agent of the LC Cash Collateral Deposit, the Revolving Lenders shall be released from their respective participation and reimbursement obligations under the Loan Documents with respect to each Letter of Credit outstanding as of the Amendment Effective Date.
SECTION 15. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 16. Construction. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ASPECT SOFTWARE PARENT, INC.
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: Director

ASPECT SOFTWARE, INC., as Borrower,
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: Director

VOICEOBJECTS HOLDINGS INC.
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: Director

VOXEO PLAZA TEN, LLC
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: Director

DAVOX INTERNATIONAL HOLDINGS, LLC
By
/s/ Robert J. Krakauer
Name: Robert J. Krakauer
Title: Director

wilmington trust, national association, as Administrative Agent
By
/s/ Meghan H. McCauley
Name: Meghan H. McCauley
Title: Assistant Vice President

WELLS FARGO CAPITAL FINANCE llc, successor by merger to Wells Fargo Capital Finance, Inc., individually and as Issuing Bank
By
/s/ Brad Blakey
Name: Brad Blakey
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 8 DATED AS OF FEBRUARY ___, 2016, TO THE CREDIT AGREEMENT DATED AS OF MAY 7, 2010, AMONG ASPECT SOFTWARE PARENT, INC., ASPECT SOFTWARE, INC., THE LENDERS AND ISSUING BANK PARTY THERETO, WILMINGTON TRUST, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A., AS CO-SYNDICATION AGENT (AS AMENDED)

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Name of Institution

By:______________________________
Name:
Title:

By: ______________________________
Name:
Title:

[Signature Pages Follow]